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                                                                   Exhibit 10.46



                           TRITON PCS HOLDINGS, INC.
                         EMPLOYEE STOCK PURCHASE PLAN


     The purpose of this Plan is to attract and retain qualified employees to promote the business of Triton PCS Holdings, Inc., a Delaware corporation (the "Corporation"), by providing its employees with an opportunity to purchase shares of its Class A Common Stock. This Plan is intended to meet the requirements for an "employee stock purchase plan" under Code Section 423 and is to be interpreted and applied consistent with those requirements.

     1.   Definitions
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     "Beneficiary" shall have the meaning set forth in Section 23.
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     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Compensation" shall mean the total annual salary or rate of pay paid by the Corporation or its Subsidiaries to an Eligible Employee, including incentive compensation, but not including: (a) reimbursement for educational expenses of the Participant, (b) any imputed income relating to dependent care or life insurance benefits provided by the employer, (c) reimbursement for relocation expenses, (d) any disability payments made by a third-party and (e) car allowances, all as determined in the sole discretion of the Stock Plan Committee.

     "Corporation" shall mean Triton PCS Holdings, Inc.

     "Eligible Employee" shall have the meaning set forth in Section 4.
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     "Exercise Date" shall mean with respect to any Option offering, the last day of the Offering Period.

     "Fair Market Value" shall mean the closing price of the Corporation's Shares on NASDAQ on the trading day immediately preceding the date of determination or such other price as may be determined by the Stock Plan Committee in its sole discretion.

     "Grant Date" shall mean the first business day of each Offering Period.

     "Offering Period" shall mean the six (6) month period beginning on the date determined by the Stock Plan Committee for the issuance of Options.

     "Option" shall mean a right granted to an Eligible Employee by the Stock Plan Committee pursuant to the Plan to purchase Shares in an Offering Period.

     "Participant" shall mean an Eligible Employee who elects to participate in the Plan pursuant to Section 6.
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     "Plan" shall mean the Triton PCS Holdings, Inc. Employee Stock Purchase
Plan as set forth herein and as may be amended from time to time.

     "Plan Year" shall mean the twelve (12) month period commencing January 1 and ending December 31 of each year.
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     "Shares" shall mean shares of the Class A Common Stock, par value $0.01 per share, of the Corporation.

     "Stock Plan Committee" shall mean the committee appointed by the Board of Directors of the Corporation to administer this Plan.

     "Subsidiary" shall mean a subsidiary of the Corporation within the meaning of Section 424(f) of the Code and the regulations promulgated thereunder which has been designated by the Stock Plan Committee as a participating employer in this Plan.

     2.   Administration.  The Plan shall be administered by the Stock Plan
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Committee. The Stock Plan Committee shall have the sole and discretionary authority to make rules and regulations for the administration of the Plan and to interpret the Plan. The Stock Plan Committee's interpretations and decisions with regard thereto shall be final, binding and conclusive on all interested parties. No member of the Stock Plan Committee shall participate in any decision respecting his or her interest as a Participant in the Plan (other than a decision respecting the interest of a group of similarly situated Plan Participants which includes the Stock Plan Committee member).

     3.   Stock Subject to the Plan.  The Corporation hereby reserves and makes
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available for purchase under the Plan _____________ Shares.  In the event any
Option granted under the Plan is canceled or expires unexercised, the number of Shares no longer subject to such Option shall automatically become available for new awards under the Plan.

     4.   Eligible Employees.  All employees of the Corporation or any of its
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participating Subsidiaries who have been employed by the Corporation or a participating Subsidiary for at least three months as of the applicable Grant Date shall be eligible to participate in the Plan, except employees: (i) whose customary employment is less than twenty (20) hours per week or not more than five (5) months in any calendar year, or (ii) who immediately after the Grant Date, would own five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Subsidiary. For purposes of the preceding sentence, the rules of Sections 423(b)(3) and 424(d) of the Code shall apply in determining the employee's percentage of stock ownership. Any employee satisfying all of the foregoing criteria shall be referred to herein as an "Eligible Employee".

     5.   Offerings.  On each Grant Date, the Stock Plan Committee shall grant
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each Eligible Employee an Option to purchase Shares under the Plan.

     6.   Participation.  An Eligible Employee on the Grant Date may become a
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Participant in such offering by completing any election and payroll deduction forms deemed appropriate by the Stock Plan Committee.

     7.   Payment.  A Participant shall pay for any Shares by completing a
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payroll deduction authorization form and forwarding it to the payroll department. The form will authorize a regular payroll deduction from the Participant's Compensation for the purpose of purchasing Shares, commencing as of the beginning of the Offering Period to which such

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election applies. Notwithstanding the foregoing, in the event a Participant is on a leave of absence that qualifies as a family or medical leave under applicable personnel policies of the Corporation during any payroll period, he may arrange to pay directly to the Corporation any installment due for the payroll period. A Participant may not change his payroll deduction during any Offering Period but may cancel his payroll deduction in accordance with Section
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8.
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     8.   Cancellation.  A Participant may, at any time and for any reason,
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cancel his payroll deduction authorization and permanently withdraw the balance accumulated in the Participant's payroll deduction account (without any interest thereon). Any cancellation shall be in writing and must be received by the Stock Plan Committee prior to the Exercise Date. Upon cancellation, the Participant shall cease to participate in the Plan for the remainder of the Offering Period.

     9.   Options.
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          (a) Each Eligible Employee as of the Grant Date will be granted an
Option to purchase a number of Shares determined in accordance with a uniform formula and in an amount not to exceed ten percent (10%) percent of his Compensation divided by the purchase price for each Share. Such limit shall be applied in a manner determined by the Stock Plan Committee, in its sole discretion. No Eligible Employee may be granted an Option which permits him during any one calendar year to purchase Shares under the Plan, and any other stock purchase plan of the Corporation or its Subsidiaries, which exceed in value $10,000, as annually adjusted by the Stock Plan Committee, in its sole discretion, except for increases in the cost of living (provided, in no event shall it exceed in value $25,000 based on the Fair Market Value of the Shares on the Grant Date of the Option).

          (b) The purchase price for each Share purchased under the Plan shall be determined at the discretion of the Stock Plan Committee, but shall not be less than the lesser of: (i) eighty-five percent (85%) of the Fair Market Value at the Grant Date or (ii) eighty-five percent (85%) of the Fair Market Value at the Exercise Date; provided, in no event shall the purchase price be less than the par value of such Shares.

          (c) Unless an employee previously has withdrawn from the Plan, a Participant will be deemed to have exercised his right to purchase Shares as of the Exercise Date. The number of Shares purchased by the Participant shall be equal to the whole number of Shares that may be purchased under the Option with the total amount withheld from the Participant's Compensation under the Plan that has not been refunded to the Participant. Upon the exercise of any Option, the payroll deduction funds relating to such Options shall be applied to the purchase price. Any balance remaining in a Participant's payroll deduction account after Shares have been purchased on the Exercise Date shall be rolled forward and applied to the next succeeding Offering Period or, if the Participant so elects, refunded to the Participant without interest. Any Options not exercised as of the Exercise Date shall be forfeited.

     10.  Registration of Certificates.  Share certificates (or other evidence
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of ownership) shall be issued as soon as practicable after each Exercise Date and may be registered only in the name of the Participant, or, if the Participant so indicates on his election form, in joint tenancy

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with a member of the Participant's family, with right of survivorship.  A
Participant who is a resident of a jurisdiction which does not recognize such a joint tenancy may have certificates registered in the Participant's name as tenant in common or as community property with a member of the Participant's family, without right of survivorship.

     11.  Rights as a Stockholder.  None of the rights or privileges of a
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stockholder of the Corporation shall exist with respect to Options issued under the Plan unless and until Shares have been purchased on behalf of the Participant and stock certificates (or other evidence of ownership) have been issued.

     12.  Rights on Resignation or Termination of Employment.  In the event of a
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Participant's resignation or termination of employment for any reason, including by reason of retirement, death or disability, such Participant's Option shall be canceled and his payroll deductions, if any, shall be refunded without interest as soon as administratively practicable following the cancellation of such Option.

     13.  Rights Not Transferable.  A Participant shall not assign, sell,
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encumber, transfer or otherwise dispose of any rights or interests under the
Plan. Any attempted disposition in violation of the preceding sentence shall be null and void. Any Option hereunder must be exercised by the Participant during his lifetime.

     14.  Application of Funds.  All payroll deduction contributions held by the
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Corporation under the Plan may be used for any corporate purpose prior to its application to the purchase price for an Option.

     15.  Adjustment in Case of Changes Affecting the Corporation's Stock.  In
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the event of any stock dividend, stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or any purchase of Shares at a price substantially below fair market value, or of any similar change affecting the capital structure of the Corporation, the number and kind of Shares available for awards under the Plan shall be appropriately adjusted, consistent with such change, in such manner as the Stock Plan Committee in its sole discretion may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, the Participants hereunder. The Stock Plan Committee shall give notice to each Participant of any adjustment made pursuant to this Section, and such adjustment shall be effective and binding for all purposes of the Plan.

     16.  Amendment or Termination of the Plan.  The Board of Directors may at
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any time, and from time to time, retroactively or prospectively, amend the Plan in any respect, except that, without the approval of a majority of the Shares of stock of the Corporation then issued and outstanding and entitled to vote, no amendment shall be made (i) increasing or decreasing the number of Shares authorized for the Plan under Section 3 (other than as provided in Section 15),
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(ii) decreasing the minimum purchase price per Share, or (iii) withdrawing the administration of the Plan from the Stock Plan Committee. Notwithstanding the foregoing, in no event shall any amendment be effective to the extent it adversely affects in any material respect any Option previously issued under the Plan, unless the Participant holding such Option consents in writing

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thereto.  This Plan and all rights of employees under any offering hereunder shall terminate at any time, at the discretion of the Board of Directors.

     17.  Plan Shares Purchases.  The Stock Plan Committee may purchase
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outstanding Shares on behalf of the Plan, upon such terms as the Stock Plan
Committee may approve, or may cause the Corporation to issue authorized but unissued Shares, for delivery under the Plan.

     18.  Governing Law.  The Plan shall be governed by and construed in
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accordance with the laws of the State of Delaware, without reference to the principles of conflicts of law thereof. The Plan is intended to qualify under
Section 423 of the Code and shall be interpreted accordingly.

     19.  No Liability of Stock Plan Committee Members.  No member of the Stock
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Plan Committee shall be personally liable (i) by reason of any contract or other instrument executed by such member or by his authorized agent in his capacity as a member of the Stock Plan Committee, or (ii) for any mistake of judgment made as a Member of the Stock Plan Committee, in good faith and in belief that it was in the best interests of the Corporation, and the Corporation shall indemnify and hold harmless each employee, officer and director of the Corporation and its Subsidiaries to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or reasonable expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Board of Directors of the Corporation) arising out of any act or omission to act in connection with the Plan unless arising out of such person's fraud or bad faith. The indemnification provided for in this Section 19 shall be in addition to any
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rights of indemnification such individual has as a director or officer pursuant to law, or under the Corporation's certificate of incorporation or by-laws.

     20.  Successor Corporation.  The obligations of the Corporation under the
          ---------------------
Plan shall be binding upon the successor corporation or organization resulting from the merger, consolidation or other reorganization of the Corporation.

     21.  Withholding.  As a precondition to the delivery of any Shares, the
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Corporation or, if applicable, the Participant's employer shall have the right and power to deduct or withhold or require a Participant to remit an amount sufficient to satisfy federal, state and local taxes, domestic or foreign, that are required by law or regulation to be withheld upon the exercise of any Option or upon the sale of any Shares that are required by law or regulation to be withheld. In the alternative, the Stock Plan Committee, in its discretion, may either permit the Participant to provide irrevocable instructions to a broker to sell such Shares from the Participant's Option as are necessary to satisfy any tax withholding obligation and to promptly remit such sale proceeds to the Corporation or have withheld from the Participant's Option such Shares as are necessary to satisfy any tax withholding obligation.

     22.  Notice of Premature Disposition.  A Participant or former Participant
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who disposes of Shares acquired under the Plan within (i) two years of the Grant
Date of the Options by which such Shares were acquired, or (ii) twelve months of the date of transfer of Shares to him upon exercise of an Option, shall notify, in writing, the Treasurer of the Corporation of such

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disposition and shall make appropriate arrangements for satisfying income and payroll tax withholding requirements.

     23.  Beneficiary.  A Participant may file a written designation of a
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beneficiary (a "Beneficiary") who is to receive any Shares and/or payment under the Plan in the event of the Participant's death. Such designation may be changed by the Participant at any time by written notice to the Director of Compensation and Benefits of the Corporation, but to be effective such notice must be received prior to the Participant's death. In the event a Participant dies without designating a Beneficiary, or if the designated Beneficiary predeceases the Participant, the Participant's spouse shall be his Beneficiary, or in the absence of a spouse, the Participant's estate shall be his Beneficiary.

     24.  Corporation's Payment of Expenses Related to the Plan.  The
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Corporation will bear all expenses incurred in administering the Plan, including expenses of issuing Shares provided hereunder.

     25.  Plan and Rights to Purchase Common Stock Not to Confer Rights with
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Respect to Continuance of Employment.  The Plan and any right to purchase Shares
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under the Plan shall not confer upon any employee any right with respect to continuance of employment by the Corporation or a Subsidiary and shall not restrict or interfere in any way with the right of the Corporation or a Subsidiary to terminate his employment at any time.

     26.  Participating Subsidiary.   The Stock Plan Committee shall set forth a
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procedure for a Subsidiary to be designated a participating employer hereunder.

     27.  Gender and Number; Captions.  Whenever used in the Plan, the masculine
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gender shall include the feminine, and the singular shall include the plural, unless the context indicates otherwise. The captions preceding the Sections of the Plan have been inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provisions of the Plan.

     28.  Effective Date.  The Plan is effective as of the date the initial
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public offering of Shares is consummated and is subject to approval by the stockholders of the Corporation.



                                 [END OF PLAN]

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